SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 10, 2001

YAHOO! INC..
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

DELAWARE	77–0398689

(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

701 FIRST AVE.
SUNNYVALE, CALIFORNIA 94089
(Address of principal executive offices, with zip code)

(408) 349-3300
(Registrant's telephone number, including area code)

Item 5. Other Events

On October 10, 2001, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced its financial results for the fiscal quarter ended September 30, 2001 and certain other information. A copy of Yahoo!'s press release announcing these financial results and other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.  The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001, which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov), and will also be included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2001 to be filed with the Securities and Exchange Commission in the near future.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits.

             99.1 Press Release dated October 10, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.

Date: October 11, 2001	By:	/s/ Susan Decker

Susan Decker
Senior Vice President, Finance and
Administration, and Chief Financial Officer

YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 10, 2001.